VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
($ reported in thousands)
	Shares	Value
Common Stocks—99.7%
Communication Services—15.8%
Meta Platforms, Inc. Class A	38,900	$ 22,420
Netflix, Inc.(1)	20,000	18,651
Spotify Technology S.A.(1)	21,250	11,688
Trade Desk, Inc. (The) Class A(1)	287,700	15,743
		68,502

Consumer Discretionary—25.7%
Airbnb, Inc. Class A(1)	43,250	5,167
Amazon.com, Inc.(1)	122,700	23,345
MercadoLibre, Inc.(1)	17,550	34,238
On Holding AG Class A(1)	164,000	7,203
Tesla, Inc.(1)	132,050	34,222
Wingstop, Inc.	30,000	6,767
		110,942

Consumer Staples—1.8%
elf Beauty, Inc.(1)	123,850	7,776
Financials—2.8%
Ares Management Corp. Class A	21,830	3,200
Toast, Inc. Class A(1)	269,600	8,943
		12,143

Health Care—8.9%
Dexcom, Inc.(1)	97,850	6,682
Exact Sciences Corp.(1)	225,000	9,740
Natera, Inc.(1)	76,300	10,790
Repligen Corp.(1)	20,000	2,545
Veeva Systems, Inc. Class A(1)	38,350	8,883
		38,640

Industrials—11.5%
Axon Enterprise, Inc.(1)	55,750	29,322
Quanta Services, Inc.	13,500	3,431
	Shares	Value

Industrials—continued
Symbotic, Inc. Class A(1)	75,000	$ 1,516
Uber Technologies, Inc.(1)	210,050	15,304
		49,573

Information Technology—31.0%
Advanced Micro Devices, Inc.(1)	90,000	9,247
ARM Holdings plc ADR(1)	43,200	4,613
Clearwater Analytics Holdings, Inc. Class A (1)	116,500	3,122
Crowdstrike Holdings, Inc. Class A(1)	32,800	11,565
HubSpot, Inc.(1)	7,350	4,199
NVIDIA Corp.	331,500	35,928
Palo Alto Networks, Inc.(1)	60,000	10,238
Procore Technologies, Inc.(1)	16,100	1,063
Samsara, Inc. Class A(1)	90,600	3,473
ServiceNow, Inc.(1)	18,250	14,529
Shopify, Inc. Class A(1)	304,450	29,069
Snowflake, Inc. Class A(1)	46,600	6,811
		133,857

Real Estate—2.2%
Zillow Group, Inc. Class C(1)	140,750	9,650
Total Common Stocks (Identified Cost $193,406)		431,083

Total Long-Term Investments—99.7% (Identified Cost $193,406)		431,083

TOTAL INVESTMENTS—99.7% (Identified Cost $193,406)		$431,083
Other assets and liabilities, net—0.3%		1,140
NET ASSETS—100.0%		$432,223
Abbreviations:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	80%
Uruguay	8
Canada	7
Luxembourg	3
Switzerland	1
United Kingdom	1
Total	100%
† % of total investments as of March 31, 2025.
The following table summarizes the value of the Fund’s investments as of March 31, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$431,083	$431,083
Total Investments	$431,083	$431,083
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2025.
There were no transfers into or out of Level 3 related to securities held at March 31, 2025.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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